                                                               Exhibit 10.12.3

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIRD AMENDMENT TO CREDIT AGREEMENT dated as of December 20, 1999 (this "Amendment") to the Credit Agreement dated as of September 26, 1996 (as amended, the "Credit Agreement") among Univision Communications Inc. (the "Borrower"), certain Lenders party thereto (collectively, the "Lenders"), Paribas (as successor-in-interest to Banque Paribas) and The Chase Manhattan Bank, as Managing Agents (collectively, the "Managing Agents") and The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent").

                                 R E C I T A L S

         A. The Borrower and the Lenders have agreed to amend the Credit Agreement for the following purposes: (i) to permit the making of certain investments; (ii) to increase the maximum amount of permitted unsecured indebtedness to $500,000,000; (iii) to exclude non-cash interest expense from the calculation of certain ratio tests; (iv) to eliminate the requirement of Lender consent to certain secondary stock offerings; and (v) to make certain amendments to facilitate the foregoing modifications, each on the terms and conditions set forth herein.

         B. Unless otherwise expressly provided in this Amendment or unless the context otherwise requires, the terms defined in the Credit Agreement shall have their defined meanings when used in this Amendment.

                                    AGREEMENT

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date first set forth above, the Credit Agreement is amended as follows:

         (a) NEW DEFINED TERMS. Section 1.1 is amended to add the following defined terms in the proper alphabetical order:

         "`ADDITIONAL ENTRAVISION INVESTMENT': the investment by the Borrower and/or its Subsidiaries of up to $110,000,000 (which shall be in addition to the $10,000,000 investment in Entravision permitted by
         Section 6.7(j)) to purchase equity or convertible debt of Entravision.

         `NEW INVESTMENTS': collectively, the Additional Entravision Investment and Other Media/Communications Investments, and `New Investment' means any one of the foregoing.

         `OTHER MEDIA/COMMUNICATIONS INVESTMENTS': investments of the Borrower or its Subsidiaries made after December 20, 1999 in businesses in the Media/Communications Business in an aggregate amount not exceeding $400,000,000.

         `PIK INTEREST': with respect to any Funded Debt of the Borrower, all interest on such Funded Debt which interest is paid by the issuance of additional Funded Debt (and not paid in cash) having no principal payable thereon on or before December 31, 2003."

         (b) AMENDED DEFINED TERMS. Section 1.1 is further amended by amending the following defined terms therein.

         (i) The defined term "Excess Cash Flow" is amended in its entirety to read as follows:

                           "'EXCESS CASH FLOW': for any period, for the Borrower
                  and its Subsidiaries on a consolidated basis, an amount equal to EBITDA (provided that Program Rights Payments deducted in the calculation thereof shall be limited to Program Rights Payments actually made) for such period, LESS, during such period (in each case, without duplication), (i) Total Debt Service, (ii) Cash Income Taxes, (iii) Capital Expenditures (other than those made with the proceeds of a financing covered by Section 6.3(j)), not in excess of the amount permitted by the Loan Documents, (iv) increases (or PLUS decreases) in Net Working Investment, (v) Restricted Payments permitted under Section 6.6(ii) and 6.6(iii) and (vi) optional prepayments of Term Loans and, if the Term Loans shall have been repaid or prepaid in full, optional prepayments of Revolving Loans accompanied by equal permanent reductions of the Revolving Loan Commitments, in each case made pursuant to
                  Section 2.5, but only to the extent such optional prepayments are made from cash generated from operating revenue."

         (ii) The defined term "Media/Communications Business" is amended in its entirety to read as follows:

                           "'MEDIA/COMMUNICATIONS BUSINESS': the ownership and
                  operation of radio and television stations, cable networks, cable programming, television programming and syndication, interactive television, direct broadcast satellite, pay-per-view television, sports promotion and sports team ownership, home shopping, print and on-line publishing or broadcasting, billboards and recorded music and music publishing; PROVIDED THAT to the extent any of the foregoing involve assets located, or businesses operating, outside of the United States, aggregate EBITDA derived from such assets or businesses shall not exceed 20% of EBITDA (based on the most recently ended twelve month period) for the Borrower and its Subsidiaries on a consolidated basis; and PROVIDED, FURTHER, THAT, acquisition of, or investment in, recorded music and/or music publishing shall not exceed $100,000,000 in the aggregate during the term of this Agreement. With respect to an investment made by the Borrower or its Subsidiaries in the form of an equity or debt investment (such as through the purchase of stock, partnership interests or otherwise), as opposed to acquisition of such assets or businesses directly, the calculation of EBITDA for purposes of the first proviso of this definition shall be made as if such assets and businesses were owned directly by the Borrower or its Subsidiaries."

         (iii) The defined terms "Primary Station" and "Station" are amended by adding at the end of each such term the following proviso:

         "; provided such term shall not include any Station, any translator or other television station owned, leased or operated by Entravision so long as Entravision is not a Subsidiary."

         (iv) The defined term "Total Interest Coverage Ratio" is amended to delete the proviso therein.

         (c) USE OF PROCEEDS. Section 3.15(c)(iii) is amended to read as follows:

         "(iii) to make Acquisitions and New Investments permitted under this Agreement,"

         (d) MAXIMUM TOTAL INTEREST COVERAGE RATIO. Section 6.1(b) is amended as follows: the existing proviso is deleted and the following substituted therefor:

         "; PROVIDED that Interest Expense, as used in the Total Interest Coverage Ratio, shall exclude all PIK Interest."

         (e) MAXIMUM FIXED CHARGE COVERAGE RATIO. Section 6.1(c) is amended as follows: the existing proviso is deleted and the following substituted therefor:

         "; provided that Interest Expense, as used in Total Debt Service as used in Fixed Charge Coverage Ratio, shall exclude all PIK interest."

         (f) BASKET FOR UNSECURED INDEBTEDNESS. Section 6.2(e) is amended by deleting the amount "$100,000,000" and substituting the amount "$500,000,000" therefor and adding the following proviso at the end thereof:

         "; provided that (i) any PIK Interest on such Indebtedness shall not be included (as an addition to principal or otherwise) in determining compliance with the maximum amount of Indebtedness permitted by this
         Section 6.2(e) and (ii) if the aggregate principal amount of such Indebtedness shall at any time exceed $100,000,000, such excess Indebtedness shall not mature or amortize until after the later of (A) the Term Loan Maturity Date and the (B) Revolving Loan Commitment Expiration Date;"

         (g) MERGERS TO CONSUMMATE NEW INVESTMENTS AND ACQUISITIONS. Section 6.4 is amended to (i) replace the period at the end of Section 6.4(b) with "; and" and (ii) to add an additional paragraph "(c)" to read as follows:

         "(c) any Subsidiary of the Borrower may merge or consolidate with any Person to consummate any New Investment or Acquisition permitted by
         Section 6.7; provided that the survivor of that merger or consolidation assumes all obligations of such Subsidiary under any Guaranty or Guarantor Collateral Document to which such Subsidiary is party."

         (h) ACQUISITIONS; NEW INVESTMENTS AND PAY TELEVISION INVESTMENT.
         Section 6.7 is amended to revise paragraph (g) and add additional paragraphs "(k)" and "(l)" to read as follows:

         The phrase "not otherwise referred to in any other clause of this
         Section 6.7" is added after the word "Acquisitions" at the beginning of clause (g).

         The period at the end of Section 6.7(j) is replaced with a ";".

         "(k) New Investments; provided that (i) no Default has occurred and is continuing or would result from the consummation of such New Investment (and the Borrower shall have delivered a Covenant Compliance Certificate showing PRO FORMA calculations assuming such New Investment had been consummated to the Administrative Agent);

         (ii) the New Investment (if in a radio or television station), has received (if such investment shall require FCC approval) final FCC approval and evidence thereof satisfactory to the Administrative Agent has been provided to the Administrative Agent; (iii) the Administrative Agent shall have received the form of all documents setting forth the terms of, effecting or otherwise relating to, such New Investment; (iv) the Borrower shall be in compliance with the Total Debt Ratio on a PRO FORMA basis assuming such New Investment had been consummated; and (v) the Administrative Agent shall have received and reviewed all documents reasonably requested by the Administrative Agent to insure that the Lenders have a first priority security interest in, and assignment of, any Program Services Agreements and all other personal property assets and interests acquired, including consents of third parties if reasonably requested by the Managing Agents; and"

         "(l) the Borrower and its Subsidiaries may make an investment in a joint venture for the purpose of establishing and operating pay television channels in the United States; PROVIDED that the Borrower's (or its Subsidiaries') investment therein shall not exceed $10,000,000 in the aggregate (exclusive of all general and administrative expenses and affiliate sales and promotion expenses contributed by Borrower (or any such Subsidiary)); and PROVIDED, FURTHER THAT (i) no Default has occurred and is continuing or would result from the consummation of such investment; (ii) the Administrative Agent shall have received and reviewed the form of all documents setting forth the terms of, effecting or otherwise relating to, such investment; and (iii) the Administrative Agent shall have received all documents reasonably requested by the Administrative Agent to insure that the Lenders have a first priority security interest in, and assignment of, the joint venture interest so acquired, including consents of third parties if reasonably requested by the Managing Agents."

         (i) TRANSACTIONS WITH AFFILIATES. Section 6.9 is amended to add an additional clause "(iv)" to read as follows:

         "or (iv) is a New Investment or an investment in a pay television joint venture permitted by Section 6.7(k) or 6.7(l), respectively."

         (j) ELIMINATION OF LENDER CONSENT TO EXECUTION OF AGREEMENT TO SELL EQUITY SECURITIES. Section 6.16 is amended so that the introductory portion of that section prior to clause (i) thereof reads as follows:

         "The Borrower shall not, and shall not permit any of its Subsidiaries to, consummate any Equity Offering of the Capital Stock of the Borrower or any Subsidiary by the Borrower or any Subsidiary except for."

         SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective, as of the date first above written, upon satisfaction of the following:

         (a) this Amendment shall have been executed by each of the Borrower and the Majority Lenders and counterparts of this document so executed shall have been delivered to the Administrative Agent;

         (b) the Administrative Agent shall have received evidence of the Guarantors' consent to this Amendment, substantially in the form of Exhibit A attached hereto;

         (c) the representations and warranties contained in the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders prior to or on the effective date hereof are correct on and as of such date except to the extent that such representations and warranties expressly relate to an earlier date and no Default has occurred and is continuing or would result from the execution, delivery and performance of this Amendment or performance of the Credit Agreement as amended hereby and the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying these statements; and

         (d) the Managing Agents and the Administrative Agent shall have received payment of all fees, costs, expenses and taxes accrued and unpaid and otherwise due and payable on or before the effective date hereof by the Borrower in connection with this Amendment.

         SECTION 3. REPRESENTATIONS AND WARRANTIES

         (a) The Borrower represents and warrants that it has duly authorized and approved the execution and delivery of, and the performance by the Borrower of the obligations on its part contained in, the Credit Agreement, as amended by this Amendment, and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with the terms thereof.

         (b) The Borrower represents and warrants that to the best of the Borrower's knowledge, all approvals, consents and orders of, or filings with, any Governmental Authority, legislative body, board, agency or commission having jurisdiction which would constitute a condition precedent to the due performance by the Borrower of its Obligations, or the absence of which would cause a Material Adverse Effect, have been duly obtained.

         (c) The Borrower represents and warrants that notwithstanding the consummation of any or all of the Additional Entravision Investment, Entravision will not constitute a Subsidiary.

         SECTION 4. MISCELLANEOUS

         (a) This Amendment shall be binding upon the successors and assigns of the Borrower and the Lenders and shall, together with the rights and remedies of the Lenders hereunder, inure to the benefit of the Lenders and their successors and assigns.

         (b) Except as expressly set forth herein, all provisions of the Credit Agreement and all other Loan Documents shall continue in full force and effect.

         (c) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts so executed and delivered shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          (d) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (without reference to its choice of law rules).

          IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed as of the date first above written.

                                     UNIVISION COMMUNICATIONS INC.


                                     By  /s/ Robert V. Cahill
                                        -----------------------------------
                                     Name: Robert V. Cahill
                                           --------------------------------
                                     Title: Vice President and Secretary
                                            -------------------------------


                                     THE CHASE MANHATTAN BANK, as Administrative
                                     Agent, as a Managing Agent and as a Lender


                                     By  /s/ Tracey N. Ewing
                                        -----------------------------------
                                     Name:  Tracey N. Ewing
                                           --------------------------------
                                     Title:  Vice President
                                            -------------------------------


                                     PARIBAS,
                                     as a Managing Agent and as a Lender


                                     By  /s/ Eric Toizer
                                        -----------------------------------
                                     Name: Eric Toizer
                                           --------------------------------
                                     Title:  Director
                                            -------------------------------


                                     By  /s/ Susan Bowes
                                        -----------------------------------
                                     Name: Susan Bowes
                                           --------------------------------
                                     Title: Vice President
                                            -------------------------------


                                     THE BANK OF NEW YORK,
                                     as a Co-Agent and as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------

                                     NATIONSBANK OF TEXAS, N.A.,
                                     as a Co-Agent and as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


                                     ABN AMRO BANK N.V.,
                                     as a Lender


                                     By  /s/ Thomas Rogers
                                        -----------------------------------
                                     Name:  Thomas Rogers
                                           --------------------------------
                                     Title:  Vice President
                                            -------------------------------


                                     By  /s/ David Carrington
                                        -----------------------------------
                                     Name:  David Carrington
                                           --------------------------------
                                     Title:  Vice President
                                            -------------------------------


                                     BANK OF AMERICA, N.A,
                                     as a Lender


                                     By   /s/ Sean W. Cassidy
                                        -----------------------------------
                                     Name: Sean W. Cassidy
                                           --------------------------------
                                     Title: Vice President
                                            -------------------------------


                                     FLEET BANK, N.A.,
                                     as a Lender


                                     By  /s/ Sharon Hawkins
                                        -----------------------------------
                                     Name:  Sharon Hawkins
                                           --------------------------------
                                     Title:  Assist. Vice President
                                            -------------------------------


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------

                                     BANKBOSTON, N.A.,
                                     as a Lender


                                     By  /s/ Henry Morneault
                                        -----------------------------------
                                     Name:  Henry Morneault
                                           --------------------------------
                                     Title:  Division Executive
                                            -------------------------------


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


                                     BANK OF HAWAII,
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


                                     BANK OF IRELAND,
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


                                     BANK OF MONTREAL,
                                     as a Lender


                                     By  /s/ Ola Anderssen
                                        -----------------------------------
                                     Name: Ola Anderssen
                                           --------------------------------
                                     Title:  Director
                                            -------------------------------


                                     BANK OF NOVA SCOTIA,
                                     as a Lender


                                     By  /s/ Vincent J. Fitzgerald, Jr.
                                        -----------------------------------
                                     Name:  Vincent J. Fitzgerald, Jr.
                                           --------------------------------
                                     Title:  Authorized Signatory
                                            -------------------------------

                                     BANQUE FRANCAISE DU COMMERCE EXTERIEUR,
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


                                     BANQUE NATIONALE DE PARIS,
                                     as a Lender


                                     By  /s/ Janice HO
                                        -----------------------------------
                                     Name:  Janice Ho
                                           --------------------------------
                                     Title:  Vice President
                                            -------------------------------


                                     By  /s/ Tjalling Terpstra
                                        -----------------------------------
                                     Name:  Tjalling Terpstra
                                           --------------------------------
                                     Title:  Vice President
                                            -------------------------------


                                     BARNETT BANK, N.A.,
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


                                     CIBC INC.,
                                     as a Lender


                                     By  /s/ Harold Birk
                                        -----------------------------------
                                     Name:  Harold Birk
                                           --------------------------------
                                     Title:  Executive Director
                                            -------------------------------

                                     CITY NATIONAL BANK,
                                     as a Lender


                                     By  /s/ David C. Burdge
                                        -----------------------------------
                                     Name:  David C. Burdge
                                           --------------------------------
                                     Title:  Senior Vice President
                                            -------------------------------


                                     CREDIT AGRICOLE INDOSUEZ,
                                     as a Lender


                                     By  /s/  Craig Welch
                                        -----------------------------------
                                     Name:  Craig Welch
                                           --------------------------------
                                     Title: First Vice President
                                            -------------------------------


                                     By  /s/ John McCloskey
                                        -----------------------------------
                                     Name:  John McCloskey
                                           --------------------------------
                                     Title:  V.P. Senior Relations Mgr.
                                            -------------------------------


                                     THE DAI-ICHI KANGYO BANK, LTD.,
                                     as a Lender


                                     By  /s/ Marvin M. Lazar
                                        -----------------------------------
                                     Name:  Marvin M. Lazar
                                           --------------------------------
                                     Title:  Assist. Vice President
                                            -------------------------------


                                     FIRST HAWAIIAN BANK,
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------

                                     FIRST UNION NATIONAL BANK,
                                     as a Lender


                                     By  /s/ Wendy E. Klepper
                                        -----------------------------------
                                     Name:  Wendy E. Klepper
                                           --------------------------------
                                     Title:  Vice President
                                            -------------------------------




                                     THE FUJI BANK, LIMITED,
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


                                     THE INDUSTRIAL BANK OF JAPAN,
                                     LIMITED, LOS ANGELES AGENCY,
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


                                     LTCB TRUST COMPANY,
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


                                     MELLON BANK, N.A.,
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------

                                     ROYAL BANK OF CANADA,
                                     as a Lender


                                     By  /s/ Barbara E. Meyer
                                        -----------------------------------
                                     Name:  Barbara E. Meyer
                                           --------------------------------
                                     Title:  Director
                                            -------------------------------




                                     THE SANWA BANK, LIMITED,
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------


                                     SOCIETE GENERALE,
                                     as a Lender


                                     By  /s/ Brian McDonald
                                        -----------------------------------
                                     Name:  Brian McDonald
                                           --------------------------------
                                     Title:  Vice President
                                            -------------------------------


                                     THE SUMITOMO BANK, LTD.,
                                     as a Lender


                                     By  /s/ Al Galluzzo
                                        -----------------------------------
                                     Name:  Al Galluzzo
                                           --------------------------------
                                     Title:  Senior Vice President
                                            -------------------------------


                                     SUNTRUST BANK, CENTRAL FLORIDA, N.A.,
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------

                                     UNION BANK OF CALIFORNIA, N.A.,
                                     as a Lender


                                     By  /s/ Lena M. Bryant
                                        -----------------------------------
                                     Name:  Lena M. Bryant
                                           --------------------------------
                                     Title:  Vice President
                                            -------------------------------


                                     CREDIT LYONNAIS
                                     as a Lender


                                     By
                                        -----------------------------------
                                     Name:
                                           --------------------------------
                                     Title:
                                            -------------------------------

                                                                     EXHIBIT A


                   GUARANTORS' CONFIRMATION AND ACKNOWLEDGMENT



         Reference is made to that certain Credit Agreement dated as of September 26, 1996 (as amended, the "Credit Agreement") among Univision Communications Inc. (the "Borrower"), Paribas ("Paribas") and The Chase Manhattan Bank ("Chase"), as Managing Agents, Chase, as Administrative Agent, and Paribas, Chase and the other financial institutions party thereto as lenders (collectively, the "Lenders"). (Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.) Each of the undersigned has unconditionally, continually and irrevocably guaranteed the obligations of the Borrower then or thereafter existing under the Credit Agreement and the Notes, is a "Guarantor" and has executed and delivered a "Guarantee" thereunder.

         Each Guarantee provides that each Guarantor's obligations thereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by any change in any term of any of the obligations of the Borrower or any amendment of the Credit Agreement and that any such change or amendment may be taken without the consent of, or notice to, such Guarantor. Notwithstanding the foregoing, each of the undersigned Guarantors acknowledges that it has received a copy of the Third Amendment to Credit Agreement dated as of December 20, 1999 (the "Third Amendment") and hereby consents to amendments and changes to the Credit Agreement made by the Third Amendment and agrees that such Guarantor's obligations under its respective Guarantee, including the punctual payment when due of all of the obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes shall remain in full force and effect in all respects.

Dated as of December 20, 1999


                                     UNIVISION TELEVISION GROUP, INC.

                                     By  /s/ Robert V. Cahill
                                        -----------------------------------
                                     Name:  Robert V. Cahill
                                           --------------------------------
                                     Title:  Vice President and Secretary
                                            -------------------------------


                                     PTI HOLDINGS, INC.

                                     By  /s/ Robert V. Cahill
                                        -----------------------------------
                                     Name:  Robert V. Cahill
                                           --------------------------------
                                     Title:  Vice President and Secretary
                                            -------------------------------

                                     GALAVISION, INC.

                                     By  /s/ Robert V. Cahill
                                        -----------------------------------
                                     Name:  Robert V. Cahill
                                           --------------------------------
                                     Title:  Vice President and Secretary
                                            -------------------------------


                                     SUNSHINE ACQUISITION CORP.

                                     By  /s/ Robert V. Cahill
                                        -----------------------------------
                                     Name:  Robert V. Cahill
                                           --------------------------------
                                     Title:  Vice President and Secretary
                                            -------------------------------


                                    SUNSHINE ACQUISITION, L.P.

                                     By  /s/ Robert V. Cahill
                                        -----------------------------------
                                     Name:  Robert V. Cahill
                                           --------------------------------
                                     Title:  Vice President and Secretary
                                            -------------------------------

                                     THE UNIVISION NETWORK LIMITED PARTNERSHIP

                                     By  /s/ Robert V. Cahill
                                        -----------------------------------
                                     Name:  Robert V. Cahill
                                           --------------------------------
                                     Title:  Vice President and Secretary
                                            -------------------------------